Enovis Announces First Quarter 2024 Results

•Strong start to the year with sales growth of 27% on a reported basis and strong adjusted margin expansion

•Reported first-quarter net loss from continuing operations of $1.32 per share with adjusted earnings per diluted share of $0.50

WILMINGTON, DE, May 2, 2024 (GLOBE NEWSWIRE)—Enovis™ Corporation (NYSE: ENOV), an innovation-driven medical technology growth company, today announced its financial results for the first quarter ended March 29, 2024. The Company will host an investor conference call and live webcast to discuss these results today at 8:00 am ET.

First Quarter 2024 Financial Results

Enovis’ first-quarter net sales of $516 million grew 27% on a reported basis and 5% on a proforma basis from the same quarter in 2023. First-quarter results reflect continued execution in P&R, strong growth in Recon, and the addition of recent acquisitions – Lima and Novastep. Compared to the same quarter in 2023, net sales in Recon grew 66% on a reported basis, with 7% proforma sales growth, and P&R grew 3% on both a reported and an organic sales growth basis.

Enovis also reported first-quarter net loss from continuing operations of $72 million, or a loss of 13.9% of sales on a reported basis, and adjusted EBITDA of $83 million, or 16.1% of sales on a reported basis, an increase of 220 basis points versus the comparable prior-year quarter.

The Company reported first-quarter 2024 net loss from continuing operations of $1.32 per share and adjusted earnings per diluted share of $0.50.

“We had a great start to 2024, with both revenues and operating margins exceeding expectations,” said Matt Trerotola, Chief Executive Officer of Enovis. “Our acquisition of Lima is a transformative milestone and reinforces our ability to innovate and take incremental market share in the global orthopedic market. The integration is progressing according to plan and we remain in the early stages of a multi-year cadence of new product introductions across Recon and P&R.”

First Quarter 2024 Business Highlights

•Closed the acquisition of LimaCorporate S.p.A.

•Formally launched Arvis 2.0, Lima Trabecular Titanium Cones for use with EMPOWR, and ROAM OA at the American Academy of Orthopaedic Surgeons Annual Meeting in February

•Adjusted EBITDA margin improved 220 basis points year over year, driven by the addition of Lima, product and geographic mix, new product introductions, and execution on key EGX initiatives

2024 Financial Outlook

Enovis updated financial expectations for 2024. Full-year revenue is expected to approximate $2.06-2.16 billion versus prior expectations of $2.05-2.15 billion, and adjusted EBITDA is forecasted to be $368-383 million as compared with the previous outlook of $365-380 million. Full-year forecasted adjusted earnings per diluted share was updated from $2.50-$2.65 to $2.52-$2.67.

Conference call and Webcast

Investors can access the webcast via a link on the Enovis website, www.enovis.com. For those planning to participate on the call, please dial (833) 685-0901 (U.S. callers) or +1 (412) 317-5715 (International callers) and ask to join the Enovis call. A link to a replay of the call will also be available on the Enovis website later in the day.

ABOUT ENOVIS

Enovis Corporation (NYSE: ENOV) is an innovation-driven medical technology growth company dedicated to developing clinically differentiated solutions that generate measurably better patient outcomes and transform workflows. Powered by a culture of continuous improvement, global talent and innovation, the Company’s extensive range of products, services and integrated technologies fuels active lifestyles in orthopedics and beyond. The Company’s shares of common stock are listed in the United States on the New York Stock Exchange under the symbol ENOV. For more information about Enovis, please visit www.enovis.com.

Forward-Looking Statements

This press release includes forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Enovis’ plans, goals, objectives, outlook, expectations and intentions, including the potential benefits of the recently completed acquisition of Lima, and other statements that are not historical or current fact. Forward-looking statements are based on Enovis’ current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Enovis’ results to differ materially from current expectations include, but are not limited to, risks related to Enovis’ recently completed acquisition of Lima; the impact of public health emergencies and global pandemics (including COVID-19); the war in Ukraine and escalating geopolitical tensions including in connection with Russia’s invasion of Ukraine; macroeconomic conditions, including the impact of increasing inflationary pressures; supply chain disruptions; increasing energy costs and availability concerns, particularly in the European market; the impacts of the completed spin-off of ESAB Corporation into an independent publicly traded company (the “Separation”); the potential to incur significant liability if the Separation is determined to be a taxable transaction; the ability to realize the anticipated benefits of the Separation, the financial and operating performance of the Company following the Separation; other impacts on Enovis’ business and ability to execute business continuity plans; and the other factors detailed in Enovis’ reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q under the caption “Risk Factors,” as well as the other risks discussed in Enovis’ filings with the SEC. In addition, these statements are based on assumptions that are subject to change. This press release speaks only as of the date hereof. Enovis disclaims any duty to update the information herein.

Non-GAAP Financial Measures

Enovis has provided in this press release financial information that has not been prepared in accordance with accounting principles generally accepted in the United States of America (“non-GAAP”). These non-GAAP financial measures may include one or more of the following: adjusted net income from continuing operations (“Adjusted net income”), Adjusted net income per diluted share, adjusted EBITDA, adjusted EBITDA margin and organic sales growth.

Adjusted net income and Adjusted net income per diluted share excludes restructuring and other charges, European Union Medical Device Regulation (“MDR”) and other costs, amortization of acquired intangibles, inventory step up costs, strategic transaction costs, stock compensation costs, other income/expense, and it includes the tax effect of adjusted pre-tax income at applicable tax rates and other tax adjustments. Enovis also presents Adjusted net income margin, which is subject to the same adjustments as Adjusted net income.

Adjusted EBITDA represents Adjusted net income excluding interest, taxes, and depreciation and amortization. Enovis presents adjusted EBITDA margin, which is subject to the same adjustments as adjusted EBITDA.

Adjusted gross profit represents gross profit excluding the fair value charges of acquired inventory and the impact of restructuring and other charges. Adjusted gross profit margin is subject to the same adjustments as adjusted gross profit.

Pro forma sales adjusts net sales for prior periods to include the sales of acquired businesses (including Lima and Novastep) prior to our ownership from acquisitions that closed after March 31, 2023. Pro forma sales growth represents the change in net sales for the current period compared to pro forma sales for the comparable prior year period.

Organic sales growth calculates sales growth period over period, after excluding the impact of acquisitions and foreign exchange rate fluctuations.

These non-GAAP financial measures assist Enovis management in comparing its operating performance over time because certain items may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to discrete restructuring plans that are fundamentally different from the ongoing productivity improvements of the Company. Enovis management also believes that presenting these measures allows investors to view its performance using the same measures that the Company uses in evaluating its financial and business performance and trends. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures presented above to GAAP results has been provided in the financial tables included in this press release. Enovis does not provide reconciliations of adjusted EBITDA or adjusted earnings per share on a forward-looking basis to the closest GAAP financial measures, as such information is not available without unreasonable efforts on a forward-looking basis due to uncertainties regarding, and the potential variability of, reconciling items excluded from these measures. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period.

Kyle Rose
Vice President, Investor Relations
Enovis Corporation
+1-917-734-7450
investorrelations@enovis.com

Enovis Corporation
Condensed Consolidated Statements of Operations
Dollars in thousands, except per share data
(Unaudited)

	Three Months Ended
	March 29, 2024	March 31, 2023
Net sales	$516,266	$406,151
Cost of sales	218,370	171,086
Gross profit	297,896	235,065
Gross profit margin	57.7%	57.9%
Selling, general and administrative expense	255,691	207,165
Research and development expense	23,377	18,193
Amortization of acquired intangibles	40,931	32,040
Restructuring and other charges	12,911	2,635
Operating loss	(35,014)	(24,968)
Operating loss margin	(6.8)%	(6.1)%
Interest expense, net	19,996	5,652
Other (income) expense, net	24,235	(661)
Loss from continuing operations before income taxes	(79,245)	(29,959)
Income tax benefit	(7,404)	(7,113)
Net loss from continuing operations	(71,841)	(22,846)
Loss from discontinued operations, net of taxes	—	(312)
Net loss	(71,841)	(23,158)
Less: net income attributable to noncontrolling interest from continuing operations - net of taxes	157	192
Net loss attributable to Enovis Corporation	$(71,998)	$(23,350)
Net loss per share - basic and diluted
Continuing operations	$(1.32)	$(0.42)
Discontinued operations	$—	$(0.01)
Consolidated operations	$(1.32)	$(0.43)

Enovis Corporation
Reconciliation of GAAP to Non-GAAP Financial Measures
Dollars in millions, except per share data
(Unaudited)

	Three Months Ended
	March 29, 2024	March 31, 2023
Adjusted Net Income and Adjusted Net Income Per Share
Net loss from continuing operations attributable to Enovis Corporation(1) (GAAP)	$(72.0)	$(23.0)
Restructuring and other charges - pretax(2)	12.9	2.9
MDR and other costs - pretax(3)	4.9	7.8
Amortization of acquired intangibles - pretax	40.9	32.0
Inventory step-up - pretax	5.1	0.1
Strategic transaction costs - pretax(4)	20.8	11.6
Stock-based compensation	6.4	6.9
Other (income) expense, net	24.2	(0.7)
Tax adjustment(5)	$(15.6)	(13.6)
Adjusted net income from continuing operations (non-GAAP)	$27.7	$24.1
Adjusted net income margin from continuing operations	5.4%	5.9%
Weighted-average shares outstanding - diluted (in thousands)	54,687	54,325
Adjusted net income per share - diluted from continuing operations (non-GAAP)	$0.50	$0.44
Net loss per share - diluted from continuing operations (GAAP)	$(1.32)	$(0.42)
__________
(1) Net loss from continuing operations attributable to Enovis Corporation for the respective periods is calculated using Net loss from continuing operations less the continuing operations component of the income attributable to noncontrolling interest, net of taxes.
(2) Restructuring and other charges includes $0.3 million of expense classified as Cost of sales on our Condensed Consolidated Statements of Operations for the three months ended March 31, 2023.
(3) Primarily related to costs specific to compliance with medical device reporting regulations and other requirements of the European Union MDR. These costs are classified as Selling, general and administrative expense on our Condensed Consolidated Statements of Operations.
(4) Strategic transaction costs includes integration costs related to recent acquisitions and Separation-related costs.
(5) The effective tax rates used to calculate adjusted net income and adjusted net income per share were 22.7% and 21.0% for the three months ended March 29, 2024 and March 31, 2023, respectively.

Enovis Corporation
Reconciliation of GAAP to Non-GAAP Financial Measures
Dollars in millions
(Unaudited)

	Three Months Ended
	March 29, 2024	March 31, 2023
	(Dollars in millions)
Net loss from continuing operations (GAAP)	$(71.8)	$(22.8)
Income tax benefit	(7.4)	(7.1)
Other (income) expense, net	24.2	(0.7)
Interest expense, net	20.0	5.7
Operating loss (GAAP)	(35.0)	(25.0)
Adjusted to add:
Restructuring and other charges(1)	12.9	2.9
MDR and other costs(2)	4.9	7.8
Strategic transaction costs(3)	20.8	11.6
Stock-based compensation	6.4	6.9
Depreciation and other amortization	27.2	20.0
Amortization of acquired intangibles	40.9	32.0
Inventory step-up	5.1	0.1
Adjusted EBITDA (non-GAAP)	$83.2	$56.4
Adjusted EBITDA margin (non-GAAP)	16.1%	13.9%
__________
(1) Restructuring and other charges includes $0.3 million of expense classified as Cost of sales on our Condensed Consolidated Statements of Operations for the three months ended March 31, 2023.
(2) Primarily related to costs specific to compliance with medical device reporting regulations and other requirements of the European Union MDR. These costs are classified as Selling, general and administrative expense on our Condensed Consolidated Statements of Operations.
(3) Strategic transaction costs includes integration costs related to recent acquisitions and Separation-related costs.

Enovis Corporation
Reconciliation of Gross Margin (GAAP) to Adjusted Gross Margin (non-GAAP)
Dollars in millions
(Unaudited)

	Three Months Ended
	March 29, 2024	March 31, 2023
Net sales	$516.3	$406.2
Gross profit	$297.9	$235.1
Gross profit margin (GAAP)	57.7%	57.9%

Gross profit (GAAP)	$297.9	$235.1
Inventory step-up	5.1	0.1
Restructuring and other charges	—	0.3
Adjusted gross profit (Non-GAAP)	$303.0	$235.5
Adjusted gross profit margin (Non-GAAP)	58.7%	58.0%

Enovis Corporation
GAAP and Proforma Net sales
Dollars in thousands
(Unaudited)

	Three Months Ended
	March 29, 2024	March 31, 2023	Growth Rate (GAAP)	March 31, 2023	Growth Rate (Pro forma)
	GAAP			Proforma(1)
	(In thousands)
Prevention & Recovery:
U.S. Bracing & Support	104,574	104,375	0.2%	104,375	0.2%
U.S. Other P&R	66,350	62,347	6.4%	62,347	6.4%
International P&R	88,089	84,018	4.8%	84,018	4.8%
Total Prevention & Recovery	259,013	250,740	3.3%	250,740	3.3%

Reconstructive:
U.S. Reconstructive	123,735	103,492	19.6%	118,903	4.1%
International Reconstructive	133,518	51,919	157.2%	121,433	10.0%
Total Reconstructive	257,253	155,411	65.5%	240,336	7.0%

Total	516,266	406,151	27.1%	491,076	5.1%

Enovis Corporation
Condensed Consolidated Balance Sheets
Dollars in thousands, except share amounts
(Unaudited)

	March 29, 2024	December 31, 2023
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$66,267	$36,191
Trade receivables, less allowance for credit losses of $9,752 and $9,731	381,053	291,483
Inventories, net	586,002	468,832
Prepaid expenses	36,033	28,901
Other current assets	81,364	71,112
Total current assets	1,150,719	896,519
Property, plant and equipment, net	345,701	270,798
Goodwill	2,414,611	2,060,893
Intangible assets, net	1,408,310	1,127,363
Lease asset - right of use	70,146	63,506
Other assets	89,194	90,255
Total assets	$5,478,681	$4,509,334

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$20,101	$—
Accounts payable	155,748	132,475
Accrued liabilities	373,283	237,132
Total current liabilities	549,132	369,607
Long-term debt, less current portion	1,318,463	466,164
Non-current lease liability	51,190	48,684
Other liabilities	249,054	204,178
Total liabilities	2,167,839	1,088,633
Equity:
Common stock, $0.001 par value; 133,333,333 shares authorized; 54,840,581 and 54,597,142 shares issued and outstanding as of March 29, 2024 and December 31, 2023, respectively	55	55
Additional paid-in capital	2,903,277	2,900,747
Retained earnings	470,473	542,471
Accumulated other comprehensive loss	(65,378)	(24,881)
Total Enovis Corporation equity	3,308,427	3,418,392
Noncontrolling interest	2,415	2,309
Total equity	3,310,842	3,420,701
Total liabilities and equity	$5,478,681	$4,509,334

Enovis Corporation
Condensed Consolidated Statements of Cash Flows
Dollars in thousands
(Unaudited)

	Three Months Ended
	March 29, 2024	March 31, 2023

Cash flows from operating activities:
Net loss	$(71,841)	$(23,158)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation, amortization and other impairment charges	73,404	51,991
Stock-based compensation expense	6,431	7,606
Non-cash interest expense	1,245	838
Fair value loss on contingent acquisition shares	13,443	—
Loss on currency hedges	11,123	—
Deferred income tax expense (benefit)	(9,966)	831
Loss on sale of property, plant and equipment	265	429
Changes in operating assets and liabilities:
Trade receivables, net	(12,009)	(12,288)
Inventories, net	(11,051)	(9,249)
Accounts payable	(11,752)	15,621
Other operating assets and liabilities	(25,448)	(25,164)
Net cash provided by (used in) operating activities	(36,156)	7,457
Cash flows from investing activities:
Purchases of property, plant and equipment and intangibles	(36,928)	(30,443)
Payments for acquisitions, net of cash received, and investments	(760,914)	(3,942)
Net cash used in investing activities	(797,842)	(34,385)
Cash flows from financing activities:
Proceeds from borrowings on term credit facility	400,000	—
Repayments of borrowings under term credit facility	(5,000)	(219,468)
Proceeds from borrowings on revolving credit facilities and other	480,000	250,000
Repayments of borrowings on revolving credit facilities and other	(1,956)	(5,672)
Payment of debt issuance costs	(703)	—
Proceeds from issuance of common stock, net	871	438
Deferred consideration payments and other	(8,672)	(800)
Net cash provided by financing activities	864,540	24,498
Effect of foreign exchange rates on Cash and cash equivalents	(828)	35
Increase (decrease) in Cash, cash equivalents and restricted cash	29,714	(2,395)
Cash, cash equivalents and restricted cash, beginning of period	44,832	24,295
Cash, cash equivalents and restricted cash, end of period	$74,546	$21,900

Supplemental disclosures:
Fair value of contingent acquisition shares	$107,877	$—